U.S. PATENT & TRADEMARK OFFICE

Word Mark           GOLFGEAR

Owner Name          (Registrant) Gear Fit Golf, Inc. d.b.a. Golf
                    Gear International

Owner Address       5481-A Commercial Drive, Huntington Beach,
                    California 92649

Attorney of Record  William W. Haefliger

Serial Number       75-454956

Registration
Number              2244626

Filing Date         03/23/1998

Registration Date   05/11/1999

Design Search Code  26.01.21; 26.11.03- 26.11.21; 27.03.01

Mark Drawing        (3) Design plus words, letters, and/or numbers

Code
Disclaimer          NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO
                    USE "GOLF GEAR" APART FROM THE MARK AS SHOWN

Register            Principal

Other Registration
Info.               1799489

Published for
Opposition          02/16/1999

Type of Mark        Trademark

International Class 028

Goods and Services  golf clubs and golf bags; date of first use:
1989.06.03; date of first use in commerce: 1989.06.20

                   U.S. PATENT & TRADEMARK OFFICE


Word Mark           GOLFGEAR INTERNATIONAL

Owner Name          (Registrant) Gear Fit Golf, Inc, a.k.a. Golf
                    Gear International

Owner Address       5445 Oceanus Avenue, Suite 115 Huntington Beach ,
                    California 92649

Attorney of Record  William W. Haefliger

Serial Number       74-259598

Registration
Number              1799489

Filing Date         03/27/1992

Registration Date   10/19/1993

Design Search
Code                26.01.21: 26.11.03

Mark Drawing       (3) Design plus words, letters, and/or numbers

Code
Disclaimer          NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE
                    "GOLF GEAR INTERNATIONAL" APART FROM THE
                    MARK AS SHOWN

Register            Principal

Other Registration
Info.               1641799

Published for
Opposition          07/27/1993

Type of Mark        Trademark

International Class  028

Goods and Services   golf clubs, golf balls and golf bags; date of
first use: 1989.12.04; date of first use in commerce: 1989.12.04

                  U.S. PATENT & TRADEMARK OFFICE

Word Mark            KAHUNA

Owner Name           (Registrant) Gear Fit Golf, Inc.

Owner Address        5445 Oceanus Avenue, Suite 115, Huntington Beach,
                     California 92649

Attorney of Record   William W. Haefliger

Serial Number        74-237407

Registration
Number               1773758

Filing Date          01/13/1992

Registration Date    05/25/1992

Mark Drawing         (5) words, letters, and/or numbers in stylized
                     form

Register             Principal

Published for        06/23/1992
Opposition

Type of Mark         Trademark

International Class  028

Goods and Services   golf clubs; date of first use: 1990.01.00;
date of first use in commerce: 1990.02.00

                U.S. PATENT & TRADEMARK OFFICE

Word Mark            REVERS A CORD

Pseudo Mark          reversible cord

Owner Name           (Registrant) Gear Fit Golf, Inc.

Owner Address        5481 A. Commercial Drive Huntington Beach,
                     California 92649

Attorney of Record   William W. Haefliger

Serial Number        74-131767

Registration
Number               1737705

Filing Date          01/22/1991

Registration Date    12/01/1992

Mark Drawing         (1) typed drawing

Register             Principal

Published for
Opposition           10/01/1991

Type of Mark         Trademark

International Class  028

Goods and Services   hand grips for golf clubs; ate of first use:
1990.03.00; date of first use in commerce: 1990.03.00

                U.S. PATENT & TRADEMARK OFFICE

Word Mark            CREATORS OF THE ORIGINAL FORGED FACE METAL WOOD

Owner Name           (Registrant) GolfGear International, Inc.

Owner Address         5481 A. Commercial Drive, Huntington Beach,
                      California 92649

Attorney of Record    William W. Haefliger

Serial Number         74-075496

Registration
Number                1709575

Filing Date           07/05/1990

Registration Date     08/18/1992

Mark Drawing          (1) typed drawing

Register              Supplemental

Type of Mark          Trademark

Amended
Supplemental
Registration          05/19/1992

International Class   028

Goods and Services    golf clubs, golf balls and golf bags; date of
first use: 1990.01.10; date of first use in commerce: 1990.01.26

               U.S. PATENT & TRADEMARK OFFICE

Word Mark             TSUNAMI

Owner Name           (Applicant) Gear Fit Golf, Inc. d.b.a. Golf
                      Gear International

Owner Address         5481 A Commercial Drive, Huntington Beach,
                      California 92649

Attorney of Record    William W. Haefliger

Serial Number         75-422419

Filing Date           01/23/1998

Design Search Code    01/15/13

Mark Drawing         (3) design plus words, letters, and/or numbers

Register             Principal

Published for
Opposition           10/13/1998

Type of Mark         Trademark

International Class  028

Goods and Services   golf clubs; date of first use: 1998.06.01;
date of first use in commerce:  1998.06.01

                 US PATENT & TRADEMARK OFFICE

Word Mark            AVID

Owner Name          (Applicant) Gear Fit Golf, Inc. d.b.a. Golf
                    Gear International

Owner Address       5481 A Commercial Drive, Huntington Beach,
                    California 92649

Attorney of Record  William W. Haefliger

Serial Number       75-563326

Filing Date         10/10/1998

Mark Drawing        (1) typed drawing

Register            Principal

Type of Mark        Trademark

International Class 028

Goods and Services  golf clubs; date of first use: 1990.06.01;
date of first use in commerce:  1990.06.01